Exhibit 99.1

Aerohive Networks Reports Third Quarter 2015 Financial Results

Record Revenue of $42.8 Million, up 16% sequentially and 21% year-over-year

SUNNYVALE, CA — November 4, 2015 — Aerohive Networks® (NYSE: HIVE), a leader in controller-less Wi-Fi and cloud-managed mobile networking for the enterprise market, today announced financial results for its third quarter of 2015, ended September 30, 2015.

Financial Summary

Total revenue for the third quarter of 2015 was $42.8 million, an increase of 16% compared with $36.8 million for the second quarter of 2015 and an increase of 21% compared with $35.3 million for the third quarter of 2014. Software subscription and services revenue was $6.7 million, or 16% of total revenue for the quarter, compared with $4.6 million, or 13% of total revenue, for the third quarter of 2014.

For the third quarter of 2015, GAAP net loss was $11.3 million, compared with $7.4 million in the third quarter of 2014. GAAP gross margin was 66.4%, compared with 67.6% in the year-ago period. Non-GAAP net loss for the third quarter of 2015 was $5.7 million, compared with $4.5 million in the third quarter of 2014. Non-GAAP gross margin was 67.0%, compared with 68.0% in the year-ago period.

A description of the non-GAAP calculations and a reconciliation to comparable GAAP financial measures are provided in the accompanying table entitled “Reconciliation of GAAP to Non-GAAP Financial Measures.”

“We’re pleased with our record third quarter results, which reflect improved execution on all fronts, diversification across verticals, and traction on partnerships,” stated David Flynn, President and Chief Executive Officer. “These results are driven by increasing market acceptance of our unique solution, which is the only cloud-managed Wi-Fi platform available that scales, from a single site to a global enterprise and provides the agility to deploy with either public or private cloud.”

Conference Call Information

Aerohive Networks will host a conference call and webcast for analysts and investors to discuss its third quarter 2015 results and outlook for its third quarter of 2015 at 2:00 pm Pacific Time today, November 4, 2015. The call may be accessed by dialing 1-888-312-3048 (toll free) or 1-719-457-2628 (international) and providing the passcode 554119. A live audio webcast of the conference call will be accessible from the “Investor Relations” section of the Company’s website at http://ir.aerohive.com. An audio replay of the call may be accessed via dial-in at 1-888-203-1112 with the passcode 554119 or by webcast on the Investor Relations section of Aerohive’s website at http://ir.aerohive.com.

Safe Harbor Statement

This press release contains forward-looking statements, including statements regarding Aerohive Networks’ financial expectations and operating performance and expectations for continued growth in 2015, including statements regarding progress on our sales execution, our efforts and investments to increase capacity and revenue diversification, our expectations regarding growth in the Wi-Fi market and our ability to capitalize on that growth and specifically from expanding education opportunities, our new product offerings and new sales leadership. These forward-looking statements are based on current expectations and are subject to inherent uncertainties, risks and changes in circumstances that are difficult or impossible to predict. The actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of these uncertainties, risk and changes in circumstances, including, but not limited to, risks and uncertainties related to: our ability to continue to attract, integrate, retain and train skilled personnel, especially skilled R&D and sales personnel, in general and in specific regions, our ability to develop and expand our sales capacity and improve the effectiveness of our channel, our ability to improve our operating and sales execution, general demand for wireless networking in the industry verticals targeted or demand for Aerohive products in particular, our ability to benefit from our participation in the E-Rate program, unpredictable and changing market conditions, risks associated with the deployment, performance and adoption of new products and services, risks associated with our growth, competitive pressures from existing and new companies, including pricing pressures, changes in the mix and selling prices of Aerohive products, technological change, product development delays, reliance on third parties to manufacture, warehouse and timely deliver Aerohive products or international operations, our inability to protect Aerohive intellectual property or to predict or limit exposure to third party claims relating to its or Aerohive’s intellectual property, Aerohive’s limited operating history, particularly as a public company, and general market, political, regulatory, economic and business conditions in the United States and internationally.

Additional risks and uncertainties that could affect Aerohive’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s recent annual report on Form 10-K and quarterly report on Form 10-Q. Aerohive’s SEC filings are available on the Investor Relations section of the Company’s website at http://ir.aerohive.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Aerohive Networks disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Non-GAAP Financial Measures

Aerohive’s reported Q3 results include certain non-GAAP financial measures, including:

•	non-GAAP gross profit and non-GAAP gross margin;

•	non-GAAP product gross margin and non-GAAP software subscription and services gross margin;

•	non-GAAP operating expenses and non-GAAP functional expenses;

•	non-GAAP operating expenses percentage and non-GAAP functional expenses percentage;

•	non-GAAP operating loss and non-GAAP operating loss percentage; and

•	non-GAAP net loss and non-GAAP net loss per share.

The Company defines non-GAAP financial measures to exclude share-based compensation, adjustment to internal-use software amortization, amortization of acquired intangibles, payroll taxes on certain stock-based compensation expense, one-time charges related to pending securities litigation, and the periodic fair value re-measurements related to convertible preferred stock warrants.

The Company has included non-GAAP financial measures in this press release because they are key measures used to evaluate the business, measure performance, identify trends affecting the business, formulate financial projections and make strategic decisions. In particular, the exclusion of certain expenses in calculating these non-GAAP financial measures can provide a useful measure for period-to-period comparisons of the Company’s core business.

Although non-GAAP financial measures are frequently used by investors in their evaluations of companies, these non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. Some of these limitations are:

•	the non-GAAP measures do not consider the dilutive impact of stock-based compensation, which is an ongoing expense for the Company;
•	although amortization is a non-cash charge, the assets being amortized often will have to be replaced in the future, and non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating loss percentage, non-GAAP net loss, and non-GAAP loss per share do not reflect any cash requirement for such replacements;

•	non-GAAP net loss and non-GAAP net loss per share do not reflect the periodic fair value re-measurements related to convertible preferred stock warrants;

•	pending securities litigation may continue for an extended duration and excluding the associated expense does not reflect the impact on our ongoing operations over this period of the cash requirement to defend such litigation; and

•	other companies, including companies in our industry, may calculate these non-GAAP financial measures differently, which reduces their usefulness as a comparative measure.

Because of these limitations, you should consider non-GAAP financial measures only together with other financial performance measures, including various cash flow metrics, net loss and other GAAP results.

About Aerohive Networks

Aerohive (NYSE: HIVE) enables our customers to simply and confidently connect to the information, applications, and insights they need to thrive. Our simple, scalable, and secure platform delivers mobility without limitations. For our over 20,000 end customers worldwide, every access point is a starting point. Aerohive was founded in 2006 and is headquartered in Sunnyvale, CA. For more information, please visit http://www.aerohive.com, call us at 408-510-6100, follow us on Twitter @Aerohive, subscribe to our blog, join our community or become a fan on our Facebook page.

“Aerohive” is a registered trademark of Aerohive Networks, Inc. All product and company names used herein are trademarks or registered trademarks of their respective owners. All rights reserved.

Investor Relations Contact:

The Blueshirt Group

Suzanne Schmidt or Melanie Solomon

(408) 769-6720

ir@aerohive.com

AEROHIVE NETWORKS, INC.

Condensed Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	September 30, 2015	December 31, 2014
	(unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$88,189	$98,044
Accounts receivable, net of allowance for doubtful accounts of $27 and $106 as of September 30, 2015 and December 31, 2014, respectively	16,348	24,695
Inventory	11,757	8,360
Prepaid expenses and other current assets	4,324	2,610
Deferred cost of goods sold	813	1,001

Total current assets	121,431	134,710
Property and equipment, net	9,916	8,862
Goodwill	513	513
Other assets	255	169

TOTAL ASSETS	$132,115	$144,254

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$9,962	$10,154
Accrued liabilities	12,620	9,181
Debt, current portion	—	12,451
Deferred revenue, current portion	26,178	22,014

Total current liabilities	48,760	53,800
Debt, long-term portion	20,000	7,301
Deferred revenue, non-current	28,672	24,141
Other liabilities	447	857

TOTAL LIABILITIES	97,879	86,099

STOCKHOLDERS’ EQUITY:
Preferred stock, par value of $0.001 per share - 25,000,000 and 25,000,000 shares authorized as of September 30, 2015 and December 31, 2014, respectively; no shares issued and outstanding as of September 30, 2015 and December 31, 2014	—	—
Common stock, par value of $0.001 per share-500,000,000 and 500,000,000 shares authorized as of September 30, 2015 and December 31, 2014, respectively; 47,981,332 and 46,028,908 shares issued and outstanding as of September 30, 2015 and December 31, 2014, respectively	48	46
Additional paid-in capital	223,853	208,998
Accumulated deficit	(189,665)	(150,889)

Total stockholders’ equity	34,236	58,155

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$132,115	$144,254

AEROHIVE NETWORKS, INC.

Condensed Consolidated Statements of Operations

(unaudited; in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Revenue:
Product	$36,130	$30,776	$87,361	$89,358
Software subscription and services	6,650	4,550	18,072	11,754

Total revenue	42,780	35,326	105,433	101,112
Cost of revenue (1):
Product	11,707	9,764	28,134	28,206
Software subscription and services	2,686	1,678	7,040	4,683

Total cost of revenue	14,393	11,442	35,174	32,889

Gross profit	28,387	23,884	70,259	68,223

Operating expenses:
Research and development (1)	10,098	7,544	26,491	20,515
Sales and marketing (1)	22,083	18,056	61,657	53,636
General and administrative (1)	7,212	5,224	19,665	15,196

Total operating expenses	39,393	30,824	107,813	89,347

Operating loss	(11,006)	(6,940)	(37,554)	(21,124)
Interest income	21	10	54	19
Interest expense	(140)	(458)	(1,067)	(1,382)
Other income (expense), net	59	95	213	154

Loss before income taxes	(11,066)	(7,293)	(38,354)	(22,333)
Income tax provision	(215)	(81)	(422)	(236)

Net loss	$(11,281)	$(7,374)	$(38,776)	$(22,569)

Net loss per share, basic and diluted	$(0.24)	$(0.16)	$(0.83)	$(0.69)

Weighted-average shares used in computing net loss per share, basic and diluted	47,724,142	45,606,694	46,975,649	32,803,436

(1) Includes stock-based compensation as follows:
Cost of revenue	$249	$107	$631	$225
Research and development	1,338	724	3,325	1,577
Sales and marketing	1,965	1,065	5,189	2,484
General and administrative	1,633	906	4,226	2,021

Total stock-based compensation expense	$5,185	$2,802	$13,371	$6,307

AEROHIVE NETWORKS, INC.

Condensed Consolidated Statements of Cash Flows

(unaudited; in thousands)

	Nine Months Ended September 30,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(38,776)	$(22,569)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,601	1,766
Stock-based compensation	13,371	6,307
Others	296	43
Changes in operating assets and liabilities:
Accounts receivable, net	8,347	(393)
Inventory	(3,397)	(2,671)
Prepaid expenses and other current assets	(1,526)	(704)
Other assets	(86)	(116)
Accounts payable	(17)	1,392
Accrued liabilities and other liabilities	3,421	2,329
Deferred revenue	8,695	12,276

Net cash used in operating activities	(7,071)	(2,340)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and intangible assets	(2,006)	(1,639)
Capitalized software development costs	(1,913)	(3,126)

Net cash used in investing activities	(3,919)	(4,765)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from initial public offering, net of underwriting discount	—	80,213
Payment of offering costs	—	(4,007)
Proceeds from exercise of convertible preferred stock warrants	—	907
Proceeds from exercise of stock options	1,170	1,206
Proceeds from employee stock purchase plan	2,271	—
Payments for shares repurchased for tax withholdings on vesting of restricted stock units	(2,306)	—
Proceeds from debt borrowings	10,000	—
Repayments of debt	(10,000)	—

Net cash provided by financing activities	1,135	78,319

Net increase (decrease) in cash and cash equivalents	(9,855)	71,214
Cash and cash equivalents-beginning of period	98,044	35,023

Cash and cash equivalents-end of period	$88,189	$106,237

AEROHIVE NETWORKS, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(unaudited; in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Gross Profit Reconciliations:
GAAP gross profit	$28,387	$23,884	$70,259	$68,223
Stock-based compensation	249	107	631	225
Adjustment to internal-use software amortization	35	—	70	—
Amortization of acquired intangible assets	—	40	—	121
Non-GAAP gross profit	$28,671	$24,031	$70,960	$68,569

Gross Margin Reconciliations:
GAAP gross margin	66.4%	67.6%	66.6%	67.5%
Stock-based compensation	0.6%	0.3%	0.6%	0.2%
Adjustment to internal-use software amortization	—	—	0.1%	—
Amortization of acquired intangible assets	—	0.1%	—	0.1%
Non-GAAP gross margin	67.0%	68.0%	67.3%	67.8%

Product Gross Margin Reconciliations:
GAAP product gross margin	67.6%	68.3%	67.8%	68.4%
Stock-based compensation	0.1%	0.1%	0.1%	0.1%
Amortization of acquired intangible assets	—	0.1%	—	0.1%
Non-GAAP product gross margin	67.7%	68.5%	67.9%	68.6%

Software Subscription and Services Gross Margin Reconciliations:
GAAP software subscription and services gross margin	59.6%	63.1%	61.0%	60.2%
Stock-based compensation	3.1%	1.9%	2.9%	1.4%
Adjustment to internal-use software amortization	0.5%	—	0.4%	—
Non-GAAP software subscription and services gross margin	63.2%	65.0%	64.3%	61.6%

Operating Expenses Reconciliations:
GAAP operating expenses	$39,393	$30,824	$107,813	$89,347
Stock-based compensation	(4,936)	(2,695)	(12,740)	(6,082)
Payroll taxes on certain stock-based compensation expense	(12)	—	(29)	—
One-time charges related to pending securities litigation	(345)	—	(431)	—
Non-GAAP operating expenses	$34,100	$28,129	$94,613	$83,265

GAAP research and development	$10,098	$7,544	$26,491	$20,515
Stock-based compensation	(1,338)	(724)	(3,325)	(1,577)
Non-GAAP research and development	$8,760	$6,820	$23,166	$18,938

GAAP sales and marketing	$22,083	$18,056	$61,657	$53,636
Stock-based compensation	(1,965)	(1,065)	(5,189)	(2,484)
Payroll taxes on certain stock-based compensation expense	(12)	—	(29)	—

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Non-GAAP sales and marketing	$20,106	$16,991	$56,439	$51,152

GAAP general and administrative	$7,212	$5,224	$19,665	$15,196
Stock-based compensation	(1,633)	(906)	(4,226)	(2,021)
One-time charges related to pending securities litigation actions	(345)	—	(431)	—
Non-GAAP general and administrative	$5,234	$4,318	$15,008	$13,175

Operating Expenses Percentage Reconciliations:
GAAP operating expenses percentage	92.1%	87.2%	102.3%	88.3%
Stock-based compensation	(11.6)%	(7.6)%	(12.2)%	(6.0)%
Payroll taxes on certain stock-based compensation expense	—	—	—	—
One-time charges related to pending securities litigation	(0.8)%	—	(0.4)%	—
Non-GAAP operating expenses percentage	79.7%	79.6%	89.7%	82.3%

GAAP research and development percentage	23.6%	21.3%	25.1%	20.2%
Stock-based compensation	(3.1)%	(2.0)%	(3.1)%	(1.5)%
Non-GAAP research and development percentage	20.5%	19.3%	22.0%	18.7%

GAAP sales and marketing percentage	51.6%	51.1%	58.5%	53.1%
Stock-based compensation	(4.6)%	(3.0)%	(5.0)%	(2.5)%
Payroll taxes on certain stock-based compensation expense	—	—	—	—
Non-GAAP sales and marketing percentage	47.0%	48.1%	53.5%	50.6%

GAAP general and administrative percentage	16.9%	14.8%	18.7%	15.0%
Stock-based compensation	(3.9)%	(2.6)%	(4.1)%	(2.0)%
One-time charges related to pending securities litigation	(0.8)%	—	(0.4)%	—
Non-GAAP general and administrative percentage	12.2%	12.2%	14.2%	13.0%

Operating Loss Reconciliations:
GAAP operating loss	$(11,006)	$(6,940)	$(37,554)	$(21,124)
Stock-based compensation	5,185	2,802	13,371	6,307
Adjustment to internal-use software amortization	35	—	70	—
Amortization of acquired intangible assets	—	40	—	121
Payroll taxes on certain stock-based compensation expense	12	—	29	—
One-time charges related to pending securities litigation	345	—	431	—
Non-GAAP operating loss	$(5,429)	$(4,098)	$(23,653)	$(14,696)

Operating Loss Percentage Reconciliations:
GAAP operating loss percentage	(25.7)%	(19.6)%	(35.6)%	(20.9)%
Stock-based compensation	12.1%	7.9%	12.7%	6.3%
Adjustment to internal-use software amortization	0.1%	—	0.1%	—
Amortization of acquired intangible assets	—	0.1%	—	0.1%
Payroll taxes on certain stock-based compensation expense	—	—	—	—

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
One-time charges related to pending securities litigation	0.8%	—	0.4%	—
Non-GAAP operating loss percentage	(12.7)%	(11.6)%	(22.4)%	(14.5)%

Net Loss Reconciliations:
GAAP net loss	$(11,281)	$(7,374)	$(38,776)	$(22,569)
Stock-based compensation	5,185	2,802	13,371	6,307
Adjustment to internal-use software amortization	35	—	70	—
Amortization of acquired intangible assets	—	40	—	121
Payroll taxes on certain stock-based compensation expense	12	—	29	—
One-time charges related to pending securities litigation	345	—	431	—
Periodic re-measurement of convertible preferred stock warrants	—	—	—	(90)
Non-GAAP net loss	$(5,704)	$(4,532)	$(24,875)	$(16,231)

Shares Used in Computing non-GAAP Basic and Diluted Net Loss per Share
Weighted average shares used in computing non-GAAP basic and diluted net loss per share	47,724,142	45,606,694	46,975,649	32,803,436

Earnings Per Share Reconciliations:
Basic and diluted net loss per share on a GAAP basis	$(0.24)	$(0.16)	$(0.83)	$(0.69)
Stock-based compensation	0.11	0.06	0.29	0.20
Adjustment to internal-use software amortization	—	—	—	—
Amortization of acquired intangible assets	—	—	—	—
Payroll taxes on certain stock-based compensation expense	—	—	—	—
One-time charges related to pending securities litigation	0.01	—	0.01	—
Periodic re-measurement of convertible preferred stock warrants	—	—	—	—
Basic and diluted net loss per share on a Non-GAAP basis	$(0.12)	$(0.10)	$(0.53)	$(0.49)